UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2018

Five Oaks Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

540 Madison Avenue., 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 588-2049

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2018, Five Oaks Investment Corp. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and the year ended December 31, 2017 (the “Release”). A copy of the Release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 16, 2018, the Company disclosed an earnings and performance highlights presentation regarding its financial results for the fiscal quarter and the year ended December 31, 2017, a copy of which is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 8.01. Other Events.

On March 16, 2018, the Company issued the Release which also announced that with effect from the third quarter of 2018, it intends to switch from paying dividends on its common stock on a monthly basis to a quarterly basis, and further announced that on March 16, 2018, its board of directors declared monthly cash dividend rates for the second quarter of 2018 of $0.02 per share of common stock for the months of April, May and June, equivalent to a quarterly rate of $0.06 per share, in each case as further described in the Release.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1 - Press Release of Five Oaks Investment Corp., March 16, 2018.

99.2 – Earnings and Performance Highlights Presentation, March 16, 2018

The information disclosed under “Item 2.02 Results of Operations and Financial Condition,” “Item 7.01 Regulation FD Disclosure” and “Item 8.01 Other Events”, including Exhibits 99.1 and 99.2 hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Oaks Investment Corp.

March 16, 2018	By:	/s/ DAVID OSTON
David Oston
Chief Financial Officer, Secretary and Treasurer